FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                  September 5, 2006

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 2002-1G WST Trust



New South Wales           333-32944        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 20, 275 Kent Street, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 8253 3589


NOTEHOLDERS REPORT - SERIES 2002-1G WST TRUST
Date of Report - Determination Date  29-Aug-06

Housing Loan Collection Period       21-May-06  to  20-Aug-06
                                    (inclusive)     (inclusive)

Days in Collection Period            92

Coupon Period - Class A              05-Jun-06   to  05-Sep-06
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class A      92

Coupon Period - Class B              05-Jun-06   to  05-Sep-06
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class B      92

3 month BBSW at beginning of coupon period        5.90500%
3 Month USD-LIBOR                                 5.27063%

Foreign Exchange Rate   0.5201

Available Income                             7,886,346.85
Total Available Funds                        7,886,346.85
Accrued Interest Adjustment                          0.00
Redraws Made This Period                    31,201,414.79
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                                 339,319.75
Total Payments                               7,175,344.95
Payment Shortfall                                    0.00
Principal Draw This Period                           0.00
Total Principal Draws Outstanding                    0.00
Gross Principal Collections                 63,432,871.80
Principal Collections			    32,231,457.01
Excess Available Income                        711,001.90
Excess Collections Distribution                711,001.90
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     0.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr              407,821,996.81
Subordinated Percentage                           3.0432%
Initial Subordinated Percentage                   1.1517%
Quarterly Percentage                              0.2593%

               Principal/100,000     Coupon/100,000
Class A          1,456.4007          264.6755 usd
Class B            392.3464           89.7562 (per 10,000)aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A      377,968,243.71          96.95681%     1.00000
Class B       12,961,884.34           3.04319%
RFS                    0.00                        0.00000
             390,930,128.05         100.00000%   100.00000%

Stated Amount - USD                  Bond Factor
Class A       196,581,283.55         0.1761481
Class B         6,741,476.05         0.5184754
RFS                     0.00         0.00
              203,322,759.60

Chargeoffs     0.00           Carryover ChargeOffs      0.00


                                $A

Scheduled principal        $  5,982,930
Unscheduled principal      $ 26,248,527
Principal Collections      $ 32,231,457




Fixed Interest Rate Housing Loan               $   36,497,609
Variable Rate Housing Loans                    $  354,432,520
                                               $  390,930,129

                    DELINQUENCY STATISTICS

                 Collection Period Ended:   20 Aug 2006

               Number      Current    Instalment     % by      % by
              of Loans     Balance     Amount $    Number   Balance

 Current         4,284   372,913,583  4,186,055	  96.68%   95.39%
 1 - 29 Days       120    14,640,145    119,798	   2.71%    3.75%
 30 - 59 Days       19     2,362,629     19,118    0.43%    0.60%
 60 - 89 Days        6       730,871      6,381    0.13%    0.19%
 90 - 119 Days       0             0          0    0.00%    0.00%
 120 - 149 Days      0             0          0    0.00%    0.00%
 150 - 179 Days      0             0          0    0.00%    0.00%
 180+ Days           2       282,898      1,961    0.05%    0.07%

  TOTAL          4,431   390,930,128  4,333,313  100.00%  100.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 2002-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 2002-1G WST
                              Trust,(Registrant)

Dated: 19 September, 2006
By:    /s/ Ramesh Raghuraman

Name:    Ramesh Raghuraman

Title: Manager Securitisation